UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2007

AMERICAN SKIING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13057	04-3373730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

136 HEBER AVENUE, SUITE 303, PARK CITY, UTAH 84060

(Address of principal executive offices)

Registrant’s telephone number, including area code: (435) 615-0340

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On May 11, 2007, the Company completed the sale of the assets of Killington, Ltd., and Pico Ski Area Management Company, Inc., to MBT Killington, LLC, AMSC Killington, LLC, and SP II Resort, LLC, as tenants-in-common (the “Killington/Pico Sale”).  Total proceeds received by the Company, subject to a final post-closing working capital adjustment, were $85.2 million, after preliminary adjustments for working capital and debt assumed by the buyer.  Of this amount, $3.0 million will be held in an indemnity escrow account until June 30, 2008.

Also on May 11, 2007, the Company used $80.0 million of the proceeds from the Killington/Pico Sale to repay all of its remaining issued and outstanding New Junior Subordinated Notes Due 2012 (the “JSNs”).  The Company had previously paid $20.0 million of the JSNs, including related accrued interest, on April 23, 2007.  In anticipation of the closing, the Company repaid long term notes payable of Killington, Ltd. of $3.9 million on March 23, 2007.  Also, in connection with the closing, the Company redeemed subordinated notes and debentures related to Killington totaling $6.2 million on May 10, 2007.   The Company previously had obtained the consent of its senior secured lender, General Electric Capital Corporation, to the Killington/Pico Sale and the aforementioned redemptions.

Certain statements contained in this Report constitute forward-looking statements under U.S. federal securities laws. These forward-looking statements reflect our current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties. In addition to factors discussed above, other factors that could cause actual results, performances or achievements to differ materially from those projected include factors listed from time to time in our documents we have filed with the Securities and Exchange Commission. We caution the reader that this list is not exhaustive. We operate in a changing business environment and new risks arise from time to time. The forward-looking statements included in this Report are made only as of the date of this Report and we do not have or undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances other than as required by applicable federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma Financial Information

 The following unaudited pro forma financial data (the “Pro Forma Financial Data”) is derived from the historical financial statements of the Company.  The Pro Forma Financial Data and the accompanying notes should be read in conjunction with the Company’s Form 10-K as filed with the SEC on October 30, 2006, the Company’s Form 10-Q as filed with the SEC on December 8, 2006, and the Company’s Form 10-Q as filed with the SEC on March 14, 2007.

The unaudited pro forma balance sheet as of January 28, 2007 gives effect to the Killington/Pico Sale and to the Company’s sale of Mount Snow Ltd. and L.B.O. Holding, Inc. (the “Mount Snow/ Attitash Sale”), and to the Company’s sale of Steamboat Ski and Resort Corp. (the “Steamboat Sale”), which occurred previously on April 4, 2007 and March 1, 2007, respectively, as if the transactions had occurred on such date.  Actual account balances as of the closing dates differed from those at January 28, 2007, and accordingly, the actual amounts and application of the net sales proceeds differed from those presented herein.

The unaudited pro forma statements of operations for the twenty-six weeks ended January 28, 2007, the twenty-six weeks ended January 29, 2006, and the year ended July 30, 2006, give effect to the transactions as if they had occurred at the beginning of the fiscal year presented.  Tax effects of pro forma adjustments were calculated at the statutory rate in effect during the periods for which pro forma condensed income statements are presented.  However, tax effects of all pro forma adjustments resulted in offsetting adjustments in the valuation allowances that the Company has recorded against all existing net deferred income tax assets.

The pro forma statements of operations disclose income (loss) from continuing operations before nonrecurring charges or credits directly attributable the Killington/Pico Sale, the Mount Snow/Attitash Sale and to the Steamboat Sale.  Material nonrecurring charges or credits and related tax effects which result directly from the Killington/ Pico Sale, the Mount Snow/Attitash Sale and the Steamboat Sale and which will be included in the income of the Company within the 12 months succeeding the transactions are disclosed separately in the accompanying notes.

The Company expects that the tax effects of the net gain generated from the Killington/Pico Sale, The Mount Snow/Attitash Sale and the Steamboat Sale will be offset by its net operating loss carry-forwards for regular income tax purposes.  As a result, the Company anticipates being subject only to the alternative minimum tax and state tax liabilities and has recorded an estimate of taxes payable based on the alternative minimum tax associated with these transactions.

The Pro Forma Financial Data is not intended to be indicative of either future results of operations or results that might have been achieved had the transactions actually occurred on the dates specified.  In the opinion of management, all adjustments necessary to present fairly the Pro Forma Financial Data have been made based upon the terms and structure of the Killington/Pico Sale, the Mount Snow/Attitash Sale and the Steamboat Sale.

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Balance Sheet

As of January 28, 2007

(in thousands)

				Mount Snow/		Killington/
	January 28, 2007	Steamboat		Attitash		Pico		Pro Forma
	as reported	Adjustments	Notes	Adjustments	Notes	Adjustments	Notes	as adjusted
Assets

Current Assets
Cash and cash equivalents	$10,652	$44,155	a,c,d	$(1,911)	f-i	$9,590	l-o	$62,486
Restricted cash	2,595	—		(72)	g	(816)	m	1,707
Accounts receivable, net	7,443	—		(801)	g	(1,362)	m	5,280
Inventory	7,205	—		(1,811)	g	(2,217)	m	3,177
Prepaid expenses and other	7,153	428	b	(273)	g	(460)	m	6,848
Assets held for sale	94,603	(94,603)	b	—		—		—
Deferred financing costs, net	4,802	(4,802)	c	—		—		—
Deferred income taxes	3,923	(1,899)	e	(426)	j	(80)	p	1,518
Total current assets	138,376	(56,721)		(5,294)		4,655		84,016

Property and equipment, net	253,107	—		(46,960)	g	(84,105)	m	122,042
Real estate developed for sale	774	—		—		—		774
Intangible assets, net	6,220	—		—		(170)	m	6,050
Other assets	9,941	(1,588)	c	(621)	g	507	l,m	8,239
Total assets	$408,418	$(58,309)		$(52,875)		$(79,113)		$218,121

Liabilities and Stockholders’ Deficit

Current Liabilities
Current portion of long-term debt	$198,738	$(195,115)	c	$(832)	g	$(1,313)	m	$1,478
Accounts payable and other current liabilities	47,633	2,553	b,c,e	7,585	g,j,k	(2,570)	m,n,p	55,201
Deposits and deferred revenue	38,353	638	b	(6,383)	g	(9,149)	m	23,459
Liabilities related to assets held for sale	32,068	(32,068)	b,d	—		—		—
Total current liabilities	316,792	(223,992)		370		(13,032)		80,138

Long-term debt, net of current portion	10,840	—		(1,118)	g	(7,372)	m,n	2,350
Subordinated notes and debentures	124,568	—		(64,386)	h,i	(60,182)	n,o	—
Other long-term liabilities	7,641	—		(2,485)	g,i,k	(2,579)	m,o	2,577
Deferred income taxes	3,923	(1,899)	e	(426)	j	(80)	p	1,518

Mandatorily Redeemable Series B Preferred Stock	—	—		—		—		—
Mandatorily Redeemable Series C-1 Preferred Stock	75,762	—		—		—		75,762
Mandatorily Redeemable Series C-2 Preferred Stock	309,094	—		—		—		309,094
Mandatorily Redeemable Series D Preferred Stock	—	—		—		—		—
Total liabilities	848,620	(225,891)		(68,045)		(83,245)		471,439

Stockholders’ deficit
Common Stock, Class A	148	—		—		—		148
Common Stock	170	—		—		—		170
Additional paid-in capital	302,285	—		—		—		302,285
Accumulated deficit	(742,805)	167,582	c,e	15,170	j,k	4,132	o,p	(555,921)
Total stockholders’ deficit	(440,202)	167,582		15,170		4,132		(253,318)

Total liabilities and stockholders’ deficit	$408,418	$(58,309)		$(52,875)		$(79,113)		$218,121

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Balance Sheet

Summary of Pro Forma Adjustments

As of January 28, 2007

(in thousands)

Transactions associated with the Steamboat Sale

Balance Sheet Account	Note	Adjustment	Amount

Cash and cash equivalents	a	Record cash proceeds from the Steamboat Sale	$247,584
	a	Record expenses related to the Steamboat Sale	(4,985)
	c	Repay Resort Senior Credit Facility and related accrued interest	(195,727)
	c	Prepayment fee on Resort Senior Credit Facility	(1,050)
	c	Terminate interest rate swap agreement	1,588
	d	Repay deferred interest on Construction Loan Facility	(3,255)
			44,155

Prepaid expenses and other	b	Retain historical account balances related to Steamboat	428
			428

Assets held for sale	b	Remove historical account balances related to Steamboat	(94,603)
			(94,603)

Deferred financing costs, net	c	Write off costs related to Resort Senior Credit Facility	(4,802)
			(4,802)

Deferred income taxes	e	Tax impact of Steamboat Sale	(1,899)
			(1,899)

Other assets	c	Terminate interest rate swap agreement	(1,588)
			(1,588)

Balance Sheet Account	Note	Adjustment	Amount

Current portion of long-term debt	c	Repay Resort Senior Credit Facility	(195,115)
			(195,115)

Accounts payable and other current liabilities	b	Retain historical account balances related to Steamboat	151
	c	Repay accrued interest on Resort Senior Credit Facility	(612)
	e	Income tax payable on gain on Steamboat Sale	3,014
			2,553

Deposits and deferred revenue	b	Retain historical account balances related to Steamboat	638
			638

Liabilities related to assets held for sale	b	Remove historical account balances related to Steamboat	(28,813)
	d	Repay deferred interest on Construction Loan Facility	(3,255)
			(32,068)

Deferred income taxes	e	Tax impact of Steamboat Sale	(1,899)
			(1,899)

Accumulated deficit	c	Write off costs related to Resort Senior Credit Facility	(4,802)
	c	Prepayment fee on Resort Senior Credit Facility	(1,050)
	e	Gain on Steamboat Sale	176,448
	e	Tax impact of gain on Steamboat Sale	(3,014)
			167,582

Transactions associated with the Mount Snow/Attitash Sale

Balance Sheet Account	Note	Adjustment	Amount

Cash and cash equivalents	f	Record cash proceeds from the Mount Snow/Attitash Sale	$65,911
	f	Record expenses related to the Mount Snow/Attitash Sale	(625)
	g	Remove historical account balances related to Mount Snow/Attitash	(1,911)
	h	Repay 11.3025% Junior Subordinated Notes	(22,338)
	i	Partially repay New Junior Subordinated Notes	(42,948)
			(1,911)

Restricted cash	g	Remove historical account balances related to Mount Snow/Attitash	(72)
			(72)

Accounts receivable, net	g	Remove historical account balances related to Mount Snow/Attitash	(801)
			(801)

Inventory	g	Remove historical account balances related to Mount Snow/Attitash	(1,811)
			(1,811)

Prepaid expenses	g	Remove historical account balances related to Mount Snow/Attitash	(273)
			(273)

Deferred income taxes	j	Tax impact of the Mount Snow/Attitash Sale	(426)
			(426)

Property and equipment, net	g	Remove historical account balances related to Mount Snow/Attitash	(46,960)
			(46,960)

Other assets	g	Remove historical account balances related to Mount Snow/Attitash	(621)
			(621)

Balance Sheet Account	Note	Adjustment	Amount

Current portion of long-term debt	g	Remove historical account balances related to Mount Snow/Attitash	$(832)
			(832)

Accounts payable and other current liabilities	g	Remove historical account balances related to Mount Snow/Attitash	(6,492)
	j	Income tax payable on gain on Mount Snow/Attitash Sale	1,013
	k	Accrual for Phantom Equity Plan payments	13,064
			7,585

Deposits and deferred revenue	g	Remove historical account balances related to Mount Snow/Attitash	(6,383)
			(6,383)

Long-term debt, net of current portion	g	Remove historical account balances related to Mount Snow/Attitash	(1,118)
			(1,118)

Subordinated notes and debentures	h	Repay 11.3025% Junior Subordinated Notes	(22,338)
	i	Partially repay New Junior Subordinated Notes	(42,048)
			(64,386)

Other long term liabilities	g	Remove historical account balances related to Mount Snow/Attitash	(11)
	i	Partially repay New Junior Subordinated Notes	(900)
	k	Reclassify accrual for Phantom Equity Plan payments	(1,574)
			(2,485)

Deferred income taxes	j	Tax impact of Mount Snow/Attitash Sale	(426)
			(426)

Accumulated deficit	j	Gain on Mount Snow/Attitash Sale	27,673
	j	Tax impact of gain on Mount Snow/Attitash Sale	(1,013)
	k	Accrual for Phantom Equity Plan payments	(11,490)
			15,170

Transactions associated with the Killington/Pico Sale

Balance Sheet Account	Note	Adjustment	Amount

Cash and cash equivalents	l	Record cash proceeds from the Killington/Pico Sale	$75,412
	l	Record expenses related to the Killington/Pico Sale	(900)
	m	Remove historical account balances related to Killington	(453)
	n	Repay Killington long-term debt obligations	(10,495)
	o	Fully repay New Junior Subordinated Notes	(53,974)
			9,590

Restricted cash	m	Remove historical account balances related to Killington	(816)
			(816)

Accounts receivable, net	m	Remove historical account balances related to Killington	(1,362)
			(1,362)

Inventory	m	Remove historical account balances related to Killington	(2,217)
			(2,217)

Prepaid expenses	m	Remove historical account balances related to Killington	(460)
			(460)

Deferred income taxes	p	Tax impact of Killington/Pico Sale	(80)
			(80)

Property and equipment, net	m	Remove historical account balances related to Killington	(84,105)
			(84,105)

Intangible assets, net	m	Remove historical account balances related to Killington	(170)
			(170)

Other assets	l	Record indemnity escrow amount	3,000
	m	Remove historical account balances related to Killington	(2,493)
			507

Balance Sheet Account	Note	Adjustment	Amount

Current portion of long-term debt	m	Remove historical account balances related to Killington	$(1,313)
			(1,313)

Accounts payable and other current liabilities	m	Remove historical account balances related to Killington	(1,992)
	n	Repay accrued interest on Killington long-term debt	(437)
	p	Reduction in income tax payable from Killington/Pico Sale	(141)
			(2,570)

Deposits and deferred revenue	m	Remove historical account balances related to Killington	(9,149)
			(9,149)

Long-term debt, net of current portion	m	Remove historical account balances related to Killington	(3,522)
	n	Repay Killington long-term debt obligations	(3,850)
			(7,372)

Subordinated notes and debentures	n	Repay Killington long-term debt obligations	(6,208)
	o	Fully repay New Junior Subordinated Notes	(53,974)
			(60,182)

Other long term liabilities	m	Remove historical account balances related to Killington	(997)
	o	Reversal of accrued interest on New Junior Subordinated Notes	(1,582)
			(2,579)

Deferred income taxes	p	Tax impact of Killington/Pico Sale	(80)
			(80)

Accumulated deficit	o	Reversal of accrued interest on New Junior Subordinated Notes	1,582
	p	Gain on Killington/Pico Sale	2,409
	p	Tax impact of Killington/Pico Sale	141
			4,132

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the 26 weeks ended January 28, 2007

(in thousands, except per share amounts)

	26 weeks ended	Mount Snow/		Killington/
	January 28, 2007	Attitash		Pico		Pro Forma
	as reported	Adjustments	Notes	Adjustments	Notes	as adjusted

Net Revenues
Resort	$86,528	$(18,359)	g	$(25,691)	m	$42,478
Real Estate	2,179	(163)	g	(116)	m	1,900
Total net revenues	88,707	(18,522)		(25,807)		44,378

Operating expenses
Resort	72,533	(16,383)	g	(21,928)	m	34,222
Real estate	2,210	(193)	g	(236)	m	1,781
Marketing, general and administrative	23,761	(3,780)	g	(4,976)	m	15,005
Depreciation and amortization	12,359	(2,742)	g	(4,026)	m	5,591
Total operating expenses	110,863	(23,098)		(31,166)		56,599

Loss from operations	(22,156)	4,576		5,359		(12,221)

Interest expense	(33,984)	3,926	g,h,i	3,341	m,o	(26,717)

Loss from continuing operations before income taxes	(56,140)	8,502		8,700		(38,938)

Benefit for income taxes	—	—		—		—

Loss from continuing operations	$(56,140)	$8,502		$8,700		$(38,938)

Basic and diluted loss per common share
Loss from continuing operations	$(1.77)					$(1.23)

Basic and diluted weighted average common shares outstanding	31,738					31,738

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the 26 weeks ended January 28, 2007

Summary of Pro Forma Adjustments

(in thousands)

Transactions associated with the Mount Snow/Attitash Sale

Income Statement Account	Note	Adjustment	Amount

Interest expense	g	Remove historical account balances related to Mount Snow/Attitash	(193)
	h	Remove expense related to 11.3025% Junior Subordinated Notes	(1,173)
	i	Pro rata reduction in expense related to New Junior Subordinated Notes	(2,560)
			(3,926)

All other accounts	g	Remove historical account balances related to Mount Snow/Attitash

Transactions associated with the Killington/Pico Sale

Income Statement Account	Note	Adjustment	Amount

Interest expense	m	Remove historical account balances related to Killington/Pico	(612)
	o	Remove remaining expense related to New Junior Subordinated Notes	(2,729)
			(3,341)

All other accounts	m	Remove historical account balances related to Killington/Pico

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the 26 weeks ended January 29, 2006

(in thousands, except per share amounts)

	26 weeks ended	Mount Snow/		Killington/
	January 29, 2006	Attitash		Pico		Pro Forma
	as reported	Adjustments	Notes	Adjustments	Notes	as adjusted

Net Revenues
Resort	$93,987	$(22,848)	g	$(28,562)	m	$42,577
Real Estate	3,041	(253)	g	(983)	m	1,805
Total net revenues	97,028	(23,101)		(29,545)		44,382

Operating expenses
Resort	71,901	(17,382)	g	(22,047)	m	32,472
Real estate	3,205	(209)	g	(566)	m	2,430
Marketing, general and administrative	23,719	(3,861)	g	(5,260)	m	14,598
Depreciation and amortization	13,239	(2,804)	g	(4,156)	m	6,279
Total operating expenses	112,064	(24,256)		(32,029)		55,779

Loss from operations	(15,036)	1,155		2,484		(11,397)

Interest expense	(29,960)	3,821	g,h,i	2,718	m,o	(23,421)
Gain on sale of property	169	—		—		169

Loss from continuing operations before income taxes	(44,827)	4,976		5,202		(34,649)

Benefit for income taxes	—	—		—		—

Loss from continuing operations	$(44,827)	$4,976		$5,202		$(34,649)

Basic and diluted loss per common share
Loss from continuing operations	$(1.41)					$(1.09)

Basic and diluted weighted average common shares outstanding	31,738					31,738

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the 26 weeks ended January 29, 2006

Summary of Pro Forma Adjustments

(in thousands)

Transactions associated with the Mount Snow/Attitash Sale

Income Statement Account	Note	Adjustment	Amount

Interest expense	g	Remove historical account balances related to Mount Snow/Attitash	(207)
	h	Remove expense related to 11.3025% Junior Subordinated Notes	(1,054)
	i	Pro rata reduction in expense related to New Junior Subordinated Notes	(2,560)
			(3,821)

All other accounts	g	Remove historical account balances related to Mount Snow/Attitash

Transactions associated with the Killington/Pico Sale

Income Statement Account	Note	Adjustment	Amount

Interest expense	m	Remove historical account balances related Killington/Pico	(538)
	o	Remove remaining expense related to New Junior Subordinated Notes	(2,180)
			(2,718)

All other accounts	m	Remove historical account balances related to Killington/Pico

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the year ended July 30, 2006

(in thousands, except per share amounts)

	Continuing
	Operations	Mount Snow/		Killington/
	Year ended	Attitash		Pico		Pro Forma
	July 30, 2006	Adjustments	Notes	Adjustments	Notes	as adjusted

Net Revenues
Resort	$200,357	$(46,430)	g	$(57,636)	m	$96,291
Real Estate	33,277	(1,838)	g	(1,258)	m	30,181
Total net revenues	233,634	(48,268)		(58,894)		126,472

Operating expenses
Resort	137,109	(31,395)	g	(40,898)	m	64,816
Real estate	27,516	(1,010)	g	(803)	m	25,703
Marketing, general and administrative	43,840	(6,979)	g	(8,957)	m	27,904
Depreciation and amortization	25,655	(5,299)	g	(8,163)	m	12,193
Loss on disposal of commercial property	917	—		—		917
Total operating expenses	235,037	(44,683)		(58,821)		131,533

Loss from operations	(1,403)	(3,585)		(73)		(5,061)

Interest expense	(63,526)	7,641	g,h,i	5,991	m,o	(49,894)
Gain on sale of property	169	—		—		169

Loss from continuing operations before income taxes	(64,760)	4,056		5,918		(54,786)

Benefit for income taxes	—	—		—		—

Loss from continuing operations	$(64,760)	$4,056		$5,918		$(54,786)

Basic and diluted loss per common share
Loss from continuing operations	$(2.04)					$(1.73)

Basic and diluted weighted average common shares outstanding	31,738					31,738

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the year ended July 30, 2006

Summary of Pro Forma Adjustments

(in thousands)

Transactions associated with the Mount Snow/Attitash Sale

Income Statement Account	Note	Adjustment	Amount

Interest expense	g	Remove historical account balances related to Mount Snow/Attitash	(378)
	h	Remove expense related to 11.3025% Junior Subordinated Notes	(2,144)
	i	Pro rata reduction in expense related to New Junior Subordinated Notes	(5,119)
			(7,641)

All other accounts	g	Remove historical account balances related to Mount Snow/Attitash

Transactions associated with the Killington/Pico Sale

Income Statement Account	Note	Adjustment	Amount

Interest expense	n	Remove historical account balances related to Killington/Pico	(1,062)
	o	Remove remaining expense related to New Junior Subordinated Notes	(4,929)
			(5,991)

All other accounts	n	Remove historical account balances related to Killington/Pico

American Skiing Company and Subsidiaries
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statement Data

General

On December 18, 2006, the Company and Steamboat Ski and Resort Corporation (“Steamboat Corporation”) entered into the Steamboat Purchase Agreement to sell all of the Company’s stock in Steamboat Corporation, the owner and operator of the Steamboat resort.  The Company completed the transaction on March 1, 2007 and used a significant portion of the net proceeds from the sale to repay existing senior debt and outstanding revolver balances under its Resort Senior Credit Facility. The results from operations of Steamboat for the periods ended January 28, 2007 and January 29, 2006, and for the year ended July 30, 2006, have been included as discontinued operations in the Company’s consolidated financial statements, and therefore are not included in the results from continuing operations in the attached pro forma statements of operations.  Accordingly, no pro forma adjustments are presented in the pro forma statements of operations.  The attached pro forma balance sheet as of January 28, 2007, assumes that the sale was completed as of that date.  Actual account balances as of the actual closing date differed from those at January 28, 2007, and accordingly, the actual amounts and application of the net sales proceeds differed from those presented herein.

On February 16, 2007, the Company and its subsidiaries Mount Snow, Ltd. and L.B.O. Holding, Inc., entered into the Mount Snow/Attitash Purchase Agreement to sell Mount Snow/Attitash.  The Company completed the transaction on April 4, 2007, and used a significant portion of the net proceeds from the sale to repay all of its 11.3025% Junior Subordinated Notes and used a portion of the remaining proceeds to repay a significant portion of other indebtedness outstanding following the application of the net proceeds received from the Steamboat Sale. The attached pro forma statements of operations remove the results from operations of Mount Snow/Attitash and interest expense related to the payoff or paydown of debt as if the Mount Snow/Attitash Sale was completed on the first day of the fiscal year being presented.  The attached pro forma balance sheet as of January 28, 2007 assumes that the sale was completed as of that date.  Actual account balances as of the actual closing date differed from those as at January 28, 2007, and accordingly, the actual amounts and application of the net sales proceeds differed from those presented herein.

On February 16, 2007, the Company and its subsidiaries Killington, Ltd. and Pico Ski Area Management Company, Inc. entered into the Killington/Pico Purchase Agreement to sell the assets of Killington/Pico.  The Company completed the transaction on May 11, 2007, and used the net proceeds from the sale to repay substantially all of its remaining indebtedness outstanding following the application of the net proceeds received from the Steamboat Sale and from the Mount Snow/Attitash Sale.  The attached pro forma statements of operations remove the results from operations of Killington/Pico and interest expense related to the payoff or paydown of debt as if the Killington/Pico Sale was completed on the first day of the fiscal year being presented.  The attached pro forma balance sheet as of January 28, 2007 assumes that the sale was completed as of that date.  Actual account balances as of the actual closing date differed from those as at January 28, 2007, and accordingly, the actual amounts and application of the net sales proceeds differed from those presented herein.

All material nonrecurring charges and credits directly attributable to the Steamboat Sale and the Mount Snow/Attitash Sale and the Killington/Pico Sale are included in the accompanying condensed consolidated pro forma balance sheet.  These nonrecurring charges and credits, and the related tax effects have been excluded from the accompanying condensed consolidated pro forma statements of operations.  These include the following pro forma adjustments as referenced in the notes following:

(c)          Prepayment fee and write off of deferred financing costs associated with repayment of the Company’s Resort Senior Credit Facility from the proceeds of the Steamboat Sale;

(e)          Gain and related tax impact from the Steamboat Sale;

(j)             Gain and related tax impact from the Mount Snow/Attitash Sale;

(k)          Provision for Phantom Equity Plan (LTIP) payments

(o)  Gain related to repayment of the Company’s New Junior Subordinated Notes; and

(p)   Gain and related tax impact from the Killington/Pico Sale.

 Tax effects of pro forma adjustments were calculated at the statutory rate in effect during the periods for which pro forma condensed income statements are presented.  However, tax effects of all pro forma adjustments resulted in offsetting adjustments in the valuation allowances that the Company has recorded against all existing net deferred income tax assets.

The Company expects that the tax effects of the net gain it will generate from the Steamboat Sale, the Mount Snow/Attitash Sale, and the Killington/Pico Sale will be offset by its net operating loss carry-forwards for regular income tax purposes.  As a result, the Company anticipates being subject only to the alternative minimum tax and state tax liabilities and has recorded an estimate of taxes payable based on the alternative minimum tax associated with these transactions.

Adjustments related to the Steamboat Sale

(a)           The Company completed the Steamboat Sale on March 1, 2007.  The purchase price was $265.0 million, less the assumption of approximately $4 million in debt ($3.6 million on a pro forma basis as of January 28, 2007), and was subject to certain working capital and earnings adjustments ($8.4 million and $5.4 million, respectively, on a pro forma basis as of January 28, 2007).  The net sales price ($247.6 million on a pro forma basis) was paid in cash.  In addition, the Company paid approximately $5.0 million in investment banking fees and other related closing costs at the time of closing, resulting in net cash proceeds on a pro forma basis of $242.6 million.

(b)           All results of operations and historical balance sheet account balances related to the operations and the assets and liabilities sold have been removed from the pro forma financial statements. The Company retained certain prepaid and accrued expenses and deferred revenues as part of the working capital adjustment referred to above.

(c)           The Company used the net sales proceeds first to pay off its Resort Senior Credit Facility.  As of January 28, 2007, the total balance was $195.7 million, including $8.0 million outstanding under the Revolving Facility, $82.1 million under the First Lien Term Loan, $105.0 million under the Second Lien Term Loan, and $0.6 million in accrued interest.  The terms of the Resort Senior Credit Facility provide for a fee of 1% to be paid upon the optional prepayment of the Second Lien Term Loan.  Repayment in full of the Resort Senior Credit Facility also resulted in the termination of its interest rate swap agreement, resulting in a payment to the Company of its market value ($1.6 million as of January 28, 2007).  Repayment of the Resort Senior Credit Facility also resulted in the write-off of all remaining deferred financing costs ($4.8 million as of January 28, 2007).  All interest expense related to the Resort Senior Credit Facility, including amortization of deferred financing costs, and market value adjustments on the interest rate swap agreement have been removed from the pro forma statements of operations in all periods presented.

(d)           The Company also paid the remaining balance of deferred interest due under its Construction Loan Facility ($3.3 million as of January 28, 2007), which was collateralized by remaining assets at the Steamboat Grand Hotel which were sold as part of the transaction.

(e)           On a pro forma basis as of January 28, 2007, the gain on the Steamboat Sale would have been $176.4 million for financial reporting purposes and $149.5 million for income tax purposes.  The Company expects to offset the income tax impact of the gain by utilizing deferred tax benefits that have previously been reserved through a valuation allowance.  Accordingly, income taxes attributable to this transaction would be limited to alternative minimum tax, which, on a pro forma basis would have been $3.0 million.

Adjustments related to the Mount Snow/Attitash Sale

(f)            The Company completed the Mount Snow/Attitash Sale on April 4, 2007.  The purchase price was $73.5 million, plus assumption of approximately $2.0 million in debt and other liabilities ($2.5 million on a pro forma basis as of January 28, 2007), and was subject to certain working capital and earnings adjustments ($7.4 million and $0.2 million, respectively, on a pro forma basis as of January 28, 2007).  The net sales price ($65.9 million on a pro forma basis) was paid in cash.  In addition, the Company paid approximately $0.6 million in closing costs at the time of closing, resulting in net cash proceeds on a pro forma basis of $65.3 million.

(g)           All results of operations and historical balance sheet account balances related to the operations and the assets and liabilities sold have been removed from the pro forma financial statements.

(h)           The Company used the net sales proceeds first to repay the Company’s 11.3025% Junior Subordinated Notes ($22.3 million, including accrued interest as of January 28, 2007).  All interest expense related to the 11.3025% Junior Subordinated Notes has been removed from the pro forma statements of operations in all periods presented.

(i)            The pro forma financial statements assume that any remaining net cash proceeds would then be applied to partially repay the principal balance of the Company’s New Junior Subordinated Notes, first to accrued interest ($0.9 million as of January 28, 2007) and the remainder ($42.0 million) to unpaid principal, leaving a remaining pro forma unpaid balance of $54.0 million.  A pro-rata portion of interest expense related to the New Junior Subordinated Notes has been removed from the pro forma statements of operations in all periods presented.

(j)            On a pro forma basis as of January 28, 2007, the gain on the Mount Snow/Attitash Sale would have been $27.7 million for financial reporting purposes and $52.3 million for income tax purposes.  The Company expects to offset the income tax impact of the gain by utilizing deferred tax benefits that have previously been reserved through a valuation allowance.  Accordingly, income taxes attributable to this transaction would be limited to alternative minimum tax, which, on a pro forma basis, would have been $1.0 million.

(k)           The Mount Snow/Attitash Sale, when combined with the Steamboat Sale, would constitute a “Valuation Event” under the Company’s Phantom Equity Plan (LTIP).  The Company estimates within 60 days of the consummation of both sales, a total of approximately $13.1 million would be payable to participants in the LTIP (assuming full vesting of all current awards, net of any prior forfeiture).  Of this amount, $11.2 million would be payable to current employees who are participants.  The final determination of the aggregate amounts payable under the LTIP will be made by the Compensation Committee of the Company’s Board of Directors. Accrued expenses have been increased by the excess of the total amount payable over what was accrued as of January 28, 2007.

Adjustments related to the Killington/Pico Sale

(l)            The Company completed the Killington/Pico Sale on May 11, 2007.  The purchase price was $83.5 million, including assumption of approximately $5 million in debt and other liabilities ($5.7 million on a pro forma basis as of January 28, 2007), and was subject to certain working capital adjustments ($5.1 million on a pro forma basis as of January 28, 2007).  The net sales price ($78.4 million on a pro forma basis) was paid in cash.  Of this amount, $3.0 million is to be held in the Escrow Account until June 30, 2008.  In addition, the Company paid approximately $0.9 million in closing costs at the time of closing, resulting in net cash proceeds on a pro forma basis of $74.5 million.

(m)          All results of operations and historical balance sheet account balances related to the operations and the assets and liabilities sold have been removed from the pro forma financial statements.

(n)           In connection with the closing, the Company paid the remaining balances of certain debt obligations of Killington/Pico.  These totaled $10.5 million as of January 28, 2007, including subordinated notes and debentures of $6.2 million, long-term notes payable of $3.9 million and accrued interest of $0.4 million.

(o)           The Company fully repaid the remaining principal balance of the Company’s New Junior Subordinated Notes, ($54.0 million on a pro forma basis as of January 28, 2007).  Because of differences in the methods of accrual and payment of interest on these notes, the Company realized a gain upon their final repayment, which, on a pro forma basis as of January 28, 2007, would have been approximately $1.6 million.    All remaining interest expense related to the New Junior Subordinated Notes has been removed from the pro forma statements of operations in all periods presented.

(p)           On a pro forma basis as of January 28, 2007, the sale of Killington/Pico would have resulted in a gain of $2.4 million for financial reporting purposes and $0.4 million for income tax purposes, which, based on pro forma calculations of alternative minimum tax, would result in a reduction of taxes payable of $0.1 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2007	American Skiing Company

	By:	/s/ Foster A. Stewart, Jr.
	Name:	Foster A. Stewart, Jr.
	Title:	Senior Vice President and
General Counsel